UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2009

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street	10017
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:
(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously announced, Pfizer Inc., a Delaware corporation (the “Company”), Wagner Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Wyeth, a Delaware corporation, entered into a definitive Agreement and Plan of Merger dated as of January 25, 2009, as amended on September 30, 2009 (the “Merger Agreement”). Pursuant to the Merger Agreement and subject to the conditions set forth therein, Merger Sub will merge with and into Wyeth, with Wyeth surviving as a wholly-owned subsidiary of the Company (the “Merger”). The Merger has been approved by Wyeth's stockholders, all required regulatory agencies and Pfizer has completed the financing for the Merger.  The Merger is subject to usual and customary closing conditions.

Unaudited pro forma condensed combined financial information of Pfizer and Wyeth as of and for the six months ended June 28, 2009 and for the year ended December 31, 2008 and Wyeth’s unaudited historical consolidated condensed financial statements as of and for the six months ended June 30, 2009 and related notes are attached hereto as Exhibits 99.1 and 99.2, respectively.

Forward Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein) includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about the benefits of the pending merger between Pfizer and Wyeth, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Pfizer's and Wyeth's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Neither Pfizer nor Wyeth undertake any obligation to update publicly or revise any forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the pending merger of Pfizer and Wyeth will not be realized, or will not be realized within the expected time period, due to, among other things, the impact of pharmaceutical industry regulation and pending legislation that could affect the pharmaceutical industry; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; Pfizer's and Wyeth's ability to accurately predict future market conditions; dependence on the effectiveness of Pfizer's and Wyeth's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Pfizer's 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 27, 2009, Wyeth's 2008 Annual Report on Form 10-K filed with the SEC on February 27, 2009, as amended on April 30, 2009, and Pfizer’s Registration Statement on Form S-4, which was declared effective by the SEC on June 17, 2009, included in the “Risk Factors” section of each of these filings, and each company's other filings with the SEC available at the SEC's Internet site (http://www.sec.gov).

Additional Information

In connection with the pending acquisition of Wyeth, Pfizer has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 that includes a proxy statement of Wyeth that also constitutes a prospectus of Pfizer. Wyeth mailed the proxy statement/prospectus to its stockholders, who approved the pending acquisition on July 20, 2009. Pfizer urges investors and security holders to read the proxy statement/prospectus regarding the pending acquisition because it contains important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Pfizer’s website, www.pfizer.com, under the tab “Investors” and then under the tab “SEC Filings.” You may also obtain these documents, free of charge, from Wyeth’s website, www.wyeth.com, under the heading “Investor Relations” and then under the tab “Financial Reports/SEC Filings.” Information regarding the persons who may, under the rules of the SEC, be deemed to have been participants in the solicitation of the Wyeth stockholders in connection with the pending acquisition is set forth in the proxy statement/prospectus.  You can find information about Pfizer’s executive officers and directors in its definitive proxy statement filed with the SEC on March 13, 2009. You can find information about Wyeth’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as amended by Wyeth’s Annual Report on Form 10-K/A, filed with the SEC on February 27, 2009 and April 30, 2009, respectively, and the definitive proxy statement/prospectus for Wyeth’s 2009 Annual Meeting of Shareholders, which was filed with the SEC on June 17, 2009. The information contained in Pfizer’s and Wyeth’s websites is not incorporated by reference and does not constitute a part of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Pfizer and Wyeth as of and for the six months ended June 28, 2009 and for the year ended December 31, 2008.

99.2	Wyeth’s Unaudited Historical Consolidated Condensed Financial Statements as of and for the six months ended June 30, 2009 and notes thereto.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

	By:	/s/ Matthew Lepore
Matthew Lepore
Vice President, Chief Counsel – Corporate Governance,
and Assistant General Counsel

Dated: October 14, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Pfizer and Wyeth as of and for the six months ended June 28, 2009 and for the year ended December 31, 2008.

99.2	Wyeth’s Unaudited Historical Consolidated Condensed Financial Statements as of and for the six months ended June 30, 2009 and notes thereto.